Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Note 10.	Income Taxes

A reconciliation of the Company’s effective tax rate from the Canadian federal statutory tax rate for the years ended December 31, 2012 and 2011 is as follows:

	December 31
	2012	2011
Statutory rate	25.0%	26.5%
Non-temporary differences	1.7	1.6
Rate difference from statutory rate	(6.0)	(7.4)
Return to provision	(0.8)	4.9
Change in tax rates on temporary differences	0.1	(0.2)
Change in valuation allowance	8.1	70.9
Other	(0.1)	—

Effective tax rate	28.0%	96.3%

The Company currently operates in eight different states in the U.S. and is subject to various state tax jurisdictions. The Company estimates its tax liability based upon the individual taxing authorities’ regulations, estimates of income by taxing jurisdiction and the Company’s ability to utilize certain tax-saving strategies. The Company also operates in Alberta and Ontario, Canada, and is therefore subject to provincial tax jurisdictions as well as federal tax legislation. Based on the Company’s estimate of the allocation of income / (loss), as the case may be, among the various taxing jurisdictions and changes in tax regulations and their impact on the Company’s tax strategies, the estimated effective tax rate for the Company is 28.0% for the year ended December 31, 2012 (2011 – 96.3%). The decrease in the effective rate for 2012 is due in large part to the change in valuation allowance taken on its U.S. deferred tax assets in 2011.

The provision for income taxes for the years ended December 31, 2012 and 2011 is set forth below:

	December 31
	2012	2011
Current
Canada	$(45,780)	$(22,168)
U.S.	—	—
International	(99)	(72)

Total current tax expense	$(45,879)	$(22,240)

Deferred
Canada	$8,788	$(32,094)
U.S.	1,000	(70,991)
International	—	—

Total deferred tax recovery / (expense)	$9,788	$(103,085)

Total income tax expense	$(36,091)	$(125,325)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The differences that give rise to the net deferred tax (assets) / liabilities are as follows:

	December 31
	2012	2011
Net deferred tax (assets) / liabilities
Differences relating to land and housing inventory	$16,209	$22,123
Compensation deductible for tax purposes when paid	(6,133)	(1,868)
Differences related to derivative instruments	(3,373)	(4,780)
Operating loss carry-forwards	(120,175)	(79,714)
Other	307	(268)

Net deferred tax assets before valuation allowance	(113,165)	(64,507)
Cumulative valuation allowance	102,613	92,280

Net deferred tax (assets) / liabilities	$(10,552)	$27,773

The Company has Canadian and U.S. federal non-capital loss carry-forwards of approximately $111.1 million and $217.6 million, respectively, as at December 31, 2012 (2011 – $nil and $188.7 million, respectively). Federal non-capital loss carryforwards attributable to Canada and the U.S. may be carried forward up to 20 years to offset future taxable income and expire between 2028 and 2032. The Company also has state loss carryforwards of approximately $242.2 million (2011 – $225.9 million) that may be carried forward from five to 20 years, depending on the tax jurisdiction, which will expire between 2013 and 2032.

As at March 31, 2011, in connection with the Transactions, the Company had significant deferred tax asset attributes generated primarily from U.S. operating loss carryforwards from prior periods. In accordance with ASC Topic 740, the Company recorded a valuation allowance based on its determination that it is more-likely-than-not that some portion or all of the deferred tax assets in the U.S. will not be realized.

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such determinations, the Company considers all available positive and negative evidence, including future reversals of existing temporary differences, projected future taxable income, tax planning strategies and recent financial operations. Based on this evaluation, the Company continues to recognize a valuation allowance against its net deferred tax assets in the U.S. Previously recognized valuation allowances are expected to be reversed against future tax provisions during any future period for which it reports accounting income before income taxes.

During 2012, the Company increased the valuation allowance by $10.3 million against its deferred tax assets. The increase is primarily due to additional valuation allowance recorded for the U.S. federal and state tax benefits related to losses incurred during the year. Canadian operations continue to be profitable in the Ontario and Alberta markets and, as such, it is more-likely-than-not that the deferred tax assets related to the Canadian companies can be realized.